THIS NOTE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE ALIENATED OR ENCUMBERED WITHOUT THE PRIOR WRITTEN CONSENT OF THE BORROWER.

BUYER NOTE #2

$250,000.00 **March 3, 2010**

SECURED PROMISSORY NOTE

FOR VALUE RECEIVED, John M. Fife, an individual (the "***Borrower***"), hereby promises to pay to mPhase Technologies, Inc., a New Jersey corporation, or its assigns (the "***Lender***," and together with the Borrower, the "***Parties***"), the principal sum of $250,000.00 together with all accrued and unpaid interest thereon, fees incurred or other amounts owing hereunder, all as set forth below in this Secured Promissory Note (this "***Note***"). This Note is issued pursuant to that certain Securities Purchase Agreement of even date herewith, entered into by and between the Borrower and the Lender (the "***Purchase Agreement***").

1. **Principal and Interest**. Interest shall accrue on the unpaid principal balance and any unpaid late fees or other fees at a rate of 7.5% per annum until the full amount of the principal and fees has been paid. Upon the occurrence of an Event of Default, this Note shall accrue simple interest at the rate of 12.00% per annum from and after the date of the Event of Default, whether before or after judgment. Notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law. The entire unpaid principal balance and all accrued and unpaid interest, if any, shall be due and payable on or before the fourth anniversary of the date hereof (the "***Maturity Date***").

2. **Payment**. All principal and accrued interest under this Note is payable in one lump sum on the Maturity Date. All payments of interest and principal shall be (i) in lawful money of the United States of America, and (ii) in the form of immediately available funds. All payments shall be applied first to costs of collection, if any, then to accrued and unpaid interest, and thereafter to principal. Payment of principal and interest hereunder shall be delivered to the Lender at the address furnished to the Borrower for that purpose.

3. **Prepayment by the Borrower**. The Borrower may, in its sole and absolute discretion, pay all or any portion of the outstanding balance along with any accrued but unpaid interest on this Note at any time prior to the Maturity Date.

4. **Security**. This Note is secured by that certain Security Agreement of even date herewith (the "***Security Agreement***") executed by the Borrower in favor of the Lender encumbering certain assets of the Borrower, as more specifically set forth in the Security Agreement, all the terms and conditions of which are hereby incorporated into and made a part of this Note.

5. **Right of Offset**. Notwithstanding anything to the contrary herein, in the event of (i) an Event of Default under Company Note #1, Company Note #2 or Company Note #3 (each as defined in the Securities Purchase Agreement), (ii) a breach of any material term, condition, representation, warranty, covenant or obligation of the Lender under any Transaction Document

(as defined in the Securities Purchase Agreement), or (iii) the occurrence of any Material Adverse Effect (as defined in the Securities Purchase Agreement, the Borrower shall be entitled to deduct and offset any amount owing under the Company Note #3 from any amount owing under this Note. In such event, the Lender shall return to the Borrower for cancellation its original copy this Note or, in the event this Note has been lost, stolen or destroyed, a lost note affidavit in a form reasonably acceptable to the Borrower.

6. **Default**. If any of the events specified below shall occur (each, an "***Event of Default***") the Lender may declare the unpaid principal balance together with all accrued and unpaid interest thereon immediately due and payable, by notice in writing to the Borrower. If any default, other than a default in payment as set forth below, is curable, then the default may be cured (and no Event of Default will have occurred) if the Borrower, after receiving written notice from the Lender demanding cure of such default, either (a) cures the default within fifteen (15) days, or (b) if the cure requires more than fifteen (15) days, immediately initiates steps that the Lender deems in the Lender's reasonable discretion to be sufficient to cure the default and thereafter diligently continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. Each of the following events shall constitute an Event of Default:

(a) Failure to Pay. The Borrower's failure to make any payment when due and payable under the terms of this Note (a "***Payment Default***");

(b) Breaches of Covenants. The Borrower or its subsidiaries, if any, shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note;

(c) Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Borrower to the Lender in writing in connection with this Note, or as an inducement to the Lender to enter into the Purchase Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished or becomes false thereafter; and

(d) Involuntary Bankruptcy. If any involuntary petition is filed under any bankruptcy or similar Law or Rule against the Borrower, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of any of the assets or properties of the Borrower or any guarantor.

7. **Binding Effect**. This Note shall be binding on the Parties and their respective heirs, successors, and assigns.

8. **Governing Law; Venue**. The terms of this Note shall be construed in accordance with the laws of the State of Illinois as applied to contracts entered into by Illinois residents within the State of Illinois which contracts are to be performed entirely within the State of Illinois. With respect to any disputes arising out of or related to this Note, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Illinois (or in the event of federal jurisdiction, the United States District Court Northern District of Illinois).

9. **Severability**. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

10. **Attorneys' Fees**. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, the Lender shall be entitled to recover reasonable attorneys' fees directly related to such enforcement or collection actions.

11. **Amendments and Waivers; Remedies**. No failure or delay on the part of a Party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a Party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by either Party from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by the Borrower and the Lender and (ii) only in the specific instance and for the specific purpose for which made or given.

12. **Notices**. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient, as set forth in the Purchase Agreement. Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth in the Purchase Agreement using any other means (including personal delivery, expedited courier, messenger service, facsimile, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient or receipt is confirmed electronically or by return mail. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in any manner herein set forth.

13. **Final Note**. This Note, together with the Purchase Agreement, contains the complete understanding and agreement of the Borrower and the Lender and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations. THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the Parties have executed this Note as of the date set forth above.

BORROWER:

John M. fife

ACKNOWLEDGED, ACCEPTED AND AGREED:

MPHASE TECHNOLOGIES, INC.

By: ______________________
Name: Martin Smiley
Title: CFO & General Counsel

EXHIBIT A

JOHN M. FIFE
303 EAST WACKER DRIVE, SUITE 311
CHICAGO, ILLINOIS 60601

Date: ____________________

mPhase Technologies, Inc.
587 Connecticut Avenue
Norwalk, Connecticut 06854
Attn: ___________

VIA FAX: ________________

CONVERSION NOTICE

The above-captioned Lender hereby gives notice to mPhase Technologies, Inc., a New Jersey corporation (the "***Company***"), pursuant to that certain Convertible Secured Promissory Note made by the Company in favor of the Lender on March 3, 2010 (the "***Note***"), that the Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the Conversion Date specified below. Said conversion shall be based on the Conversion Price set forth below.

A. Date of conversion: ___________
B. Conversion #: ___________
C. Conversion Amount: ___________
D. Average VWAP for the 3 trading days with the lowest VWAP of the last 20 trading days: ________
E. Conversion Discount: 75%
F. Conversion Price: _____________ (D multiplied by E)
G. Conversion Shares: _____________ (C divided by F)
H. Remaining Note Balance: ___________

Please transfer the Conversion Shares electronically (via DWAC) to the following account:

Broker: ___________________
DTC#: ________
Account #: ________________
Account Name: ___________________

Address: ______________________
____
____

Sincerely,

____
John M. Fife